SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               WVS FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                [WVS LETTERHEAD]



                               September 24, 1998


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of WVS Financial Corp. The meeting will be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 27, 1998 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in WVS Financial Corp. is sincerely appreciated.





David J. Bursic                                            James S. McKain, Jr.
President and Chief Executive Officer                      Chairman of the Board

                               WVS FINANCIAL CORP.
                               9001 Perry Highway
                         Pittsburgh, Pennsylvania 15237
                                 (412) 364-1911

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 27, 1998

                                ----------------



         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders ("Annual Meeting") of WVS Financial Corp. (the "Company") will be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 27, 1998 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect three (3) directors for a four-year term or until their successors are elected and qualified.

         (2) To ratify the appointment by the Board of Directors of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 1999; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed September 11, 1998 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                                            By Order of the Board of Directors


                                            Margaret VonDerau
                                            Senior Vice President, Treasurer and
                                            Corporate Secretary



Pittsburgh, Pennsylvania
September 24, 1998


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                               WVS FINANCIAL CORP.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                October 27, 1998

         This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of WVS Financial Corp. (the "Company"), the holding company of West View Savings Bank (the "Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 27, 1998 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about September 24, 1998.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Margaret VonDerau, Senior Vice President, Treasurer and Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         In May 1998, the Company completed a two-for-one stock split on the Common Stock. All share and price amounts for the Common Stock referred to in this Proxy Statement have been adjusted for the stock split.

                                     VOTING

         Only stockholders of record of the Company at the close of business on September 11, 1998 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 3,663,120 shares of Common Stock of the Company issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for the proposal to ratify the independent auditors for fiscal 1999. Abstentions are considered in determining the presence of a quorum and will not effect the plurality vote required for the election of directors but will have the effect of a vote against the proposal to ratify the independent auditors. Under rules applicable to broker-dealers, the proposals to be considered at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there will be no "broker non-votes" at the Annual Meeting.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

         The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into four classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, and all nominees currently serve as directors of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company.

         The following tables present information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director of the Savings Bank.

                             Nominees for Director for Four-Year Term Expiring in 2002

                                          Principal Occupation During                Director
     Name             Age(1)                  the Past Five Years                      Since
     ----             ------                  -------------------                      -----
David L. Aeberli        61        Director; Director, President of                     1985
                                  McDonald-Aeberli Funeral Home, Inc.,
                                  located in Mars, Pennsylvania.

John M. Seifarth        69        Director; Retired, former General                    1991
                                  Manager of the Moon Township
                                  Municipal Authority, a water and sewer
                                  utility serving Moon Township,
                                  Pennsylvania until October 1995.  Also
                                  serves as a Senior Engineer - Consultant
                                  to Nicholas & Slagle Engineering, Inc.

Margaret VonDerau       54        Director; Senior Vice President and                  1993
                                  Corporate Secretary of the Company since
                                  July 1993 and of the Savings Bank since
                                  1990; Treasurer of the Company and the
                                  Savings Bank since June 1998; prior
                                  thereto served as Vice President and
                                  Corporate Secretary of the Savings Bank.

The Board of Directors recommends you vote FOR election of the nominees for director.

                              Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 1999

                                          Principal Occupation During                Director
     Name             Age(1)                  the Past Five Years                      Since
     ----             ------                  -------------------                      -----
Arthur H. Brandt        58        Director; Director, President and Chief              1987
                                  Executive Officer of Brandt Excavating,
                                  Inc., located in Cranberry Township,
                                  Pennsylvania; and retired former Director,
                                  President and Chief Executive Officer of
                                  Brandt Paving, Inc.

William J. Hoegel       60        Director; Sole Proprietor of William J.              1984
                                  Hoegel & Associates, a manufacturer's
                                  representative, since October 1989;
                                  previously served as Executive Vice
                                  President of Power Piping Co., located in
                                  Pittsburgh, Pennsylvania.


Directors Whose Terms Expire in 2000
                                          Principal Occupation During                Director
     Name             Age(1)                  the Past Five Years                      Since
     ----             ------                  -------------------                      -----
Donald E. Hook          69        Director; Chairman of the Board of                   1986
                                  Directors of Pittsburgh Cut Flower Co.,
                                  located in Pittsburgh, Pennsylvania.

David J.  Bursic        36        Director; President and Chief Executive              1998
                                  Officer of the Company and the Savings
                                  Bank since June 1998; prior thereto
                                  served as Senior Vice President, Treasurer
                                  and Chief Financial Officer of the
                                  Company and the Savings Bank since
                                  1992 and in various positions with the
                                  Company and the Savings Bank since
                                  1985.

Directors Whose Terms Expire in 2001

                                          Principal Occupation During                Director
     Name             Age(1)                  the Past Five Years                      Since
     ----             ------                  -------------------                      -----
James S. McKain, Jr.    73        Chairman of the Board; Chairman of the              1960
                                  Board of Directors of the Savings Bank
                                  since 1984; retired, former Chairman and
                                  President of Barden McKain Ford, Inc.
                                  and Jim McKain Car and Truck Leasing,
                                  Inc., located in Wexford, Pennsylvania.

James H. Ritchie        73        Director; Retired since 1983, formerly              1977
                                  owner of Ingomar Pharmacy, located in
                                  Ingomar, Pennsylvania.

------------------
(1)  As of June 30, 1998.

Stockholder Nominations

         Article  7.F  of  the  Company's  Articles  of  Incorporation   governs
nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and would be required to be filed on Schedule 14B with the Securities and Exchange Commission (or any successors of such items or schedules); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Committees and Meetings of the Board of the Savings Bank and Company

         Regular meetings of the Board of Directors of the Company are held on a quarterly basis. The Board of Directors of the Company held a total of nine regular and special meetings during the fiscal year ended June 30, 1998. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during the fiscal year ended June 30, 1998, and the total number of meetings held by all committees on which he or she served during such year.

         The entire Board of Directors of the Company acts as a Nominating Committee for selection of nominees for election as directors of the Company. The Board, acting as the Nominating Committee, met one time during the fiscal year ended June 30, 1998.

         The Board of Directors of the Savings Bank meets on a monthly basis and may have additional special meetings upon the request of the President or a majority of the Directors. During the fiscal year ended June 30, 1998, the Board of Directors met sixteen times. The Board of Directors of the Savings Bank has established the following committees:

         Audit Committee. The Audit Committee consists of Messrs. Aeberli (Chairman), Seifarth and Brandt, all of whom are outside directors. The Audit Committee meets with the Company's internal auditor, engages the Company's external auditors and reviews their reports. The Audit Committee meets quarterly and met five times during fiscal 1998.

         Loan Committee. The Loan Committee consists of Messrs. Ritchie (Chairman), Hook and Aeberli, and from management, Messrs. Bursic, Wielgus and Eichner. The Loan Committee, which approves all loans originated by the Savings Bank, meets weekly and met forty-one times during fiscal 1998.

         Investment  Committee.  The  Investment  Committee  consists of Messrs.
Ritchie (Chairman), Hook and Aeberli, and from management, Mr. Bursic and Mrs. VonDerau. The Investment Committee, which approves all securities purchased by the Company and the Savings Bank, meets quarterly and met four times during fiscal 1998.

         In addition to the committees described above, the Savings Bank has also established other committees which consist of members of the Board and which meet as required. These committees include: Nominating Committee, Personnel Committee, Budget Committee, Supervisory Examination Committee, Profit Sharing Committee, Classification of Asset Review Committee, Deferred Compensation Committee, Business Plan Committee and Community Reinvestment Committee.

         The  Company  has  also  established   Audit,   Investment  and  Budget
Committees consisting of the same individuals who serve on the respective Savings Bank committee as well as a Compensation and Benefits Plan Committee.

Executive Officers Who Are Not Directors

         Set  forth  below  is   information   with  respect  to  the  principal
occupations during the last five years for the executive officers of the Company and the Savings Bank who do not serve as directors.

         Edward M. Wielgus. Age 47. Mr. Wielgus has been a Senior Vice President of the Company since October 1997, previously a Vice President of the Company since October 1995 as well as a Vice President and Chief Lending Officer of the Savings Bank since April 1990. Prior thereto, Mr. Wielgus was a Senior Vice President and Chief Lending Officer at Spring Hill Savings Bank, Pittsburgh, Pennsylvania, from August 1988 to April 1990 and an Assistant Vice President and Consumer Credit Manager at Equibank, Pittsburgh, Pennsylvania, from June 1986 to August 1988.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only person or entity, including any "group" as that term is used in
Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date, (ii) each director of the Company, (iii) the former chief executive officer of the Company, and (iv) all directors and executive officers of the Company and the Savings Bank as a group.

                                                        Amount and Nature
            Name of Beneficial                            of Beneficial
            Owner or Number of                           Ownership as of                       Percent of
             Persons in Group                        September 11, 1998(1)(2)                 Common Stock
            ------------------                       ------------------------                 ------------
Robert W. Beilstein, Esq., Trustee                          202,596  (3)                           5.6 %
Goehring, Rutter & Boehm
Frick Building, 14th Floor
Pittsburgh, Pennsylvania 15219

Directors:
James S. McKain, Jr.                                         68,772  (4)                           1.9
David L. Aeberli                                             56,112  (5)                           1.6
Arthur H. Brandt                                             64,470  (6)                           1.8
David J.  Bursic                                            123,391  (7)                           3.4
William J. Hoegel                                            21,590  (8)                           0.6
Donald E. Hook                                               63,946  (9)                           1.8
James H. Ritchie                                             63,472 (10)                           1.8
John M. Seifarth                                             32,408 (11)                           0.9
Margaret VonDerau                                           135,098 (12)                           3.7

All directors and                                           680,566 (13)                          18.5
 executive officers as a
 group (10 persons)

Former officer:
Robert C. Sinewe                                            197,879 (14)                           5.5

-----------------

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(3) Robert W. Beilstein, Esq. is the trustee of the trusts (the "Trustee") created pursuant to employee benefit plans of the Company and the Savings Bank which hold Common Stock on behalf of employee participants of such plans. The indicated holdings include 74,500 shares held under the WVS Financial Corp. Employee Stock Ownership Plan and Trust ("ESOP") which have not been allocated to the accounts of participating employees and will be voted at the Annual Meeting by the Trustee pursuant to the terms of the ESOP and which may be deemed to be beneficially owned by the Trustee. Also includes 86,498 shares held in the ESOP which have been allocated to participating employees and will be voted at the direction of the participant, for which the Trustee disclaims beneficial ownership. Also includes 41,598 shares of Common Stock held pursuant to the Company's Deferred Compensation Program, which are voted by the Trustee pursuant to the Program and which may be deemed to be beneficially owned by the Trustee. The indicated holdings do not include 186,622 shares of Common Stock held pursuant to the Company's Recognition and Retention Plans and Trusts, of which 174,450 shares have been allocated to directors and employees. Under the terms of the Recognition Plans, the Trustee will vote allocated shares at the direction of recipients and unallocated shares in the same proportion as it receives instructions from recipients with respect to allocated shares. The Trustee will not vote allocated shares in the Recognition Plans if it does not receive instructions from the recipient. Also does not include 173,962 shares of Common Stock held pursuant to the Savings Bank's Profit Sharing Plan, which are voted at the direction of participants. The Trustee will vote allocated shares of Common Stock held in the Profit Sharing Plan for which it has not received instructions from a participant in the same proportion as it votes pursuant to instructions it actually receives from participants. The Trustee may, under certain circumstances, be deemed to beneficially own shares of Common Stock held in the Profit Sharing Plan for which it votes and does not receive directions from participants.

(4) Includes 26,000 shares held jointly with Mr. McKain's wife, 22,000 shares held by the Company's deferred compensation plan, 600 shares held solely by Mr. McKain's wife and 790 shares held by the Recognition and Retention Plan and Trust for Directors. Also includes 11,600 shares which may be acquired upon the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(5) Includes 15,000 shares held jointly with Mr. Aeberli's wife, 4,110 shares held solely by Mr. Aeberli's wife, 50 shares held jointly by Mr. Aeberli's wife and daughter, 9,480 shares held by the McDonald Aeberli Funeral Home, Inc. profit sharing plan for the benefit of Mr. Aeberli and his wife, 790 shares held in a Recognition and Retention Plan and 400 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(6) Includes 13,160 shares held by the Company's deferred compensation plan, 788 shares held by the Recognition and Retention Plan and Trust for Directors and 400 shares which may be acquired upon the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(7) Includes 40,276 shares held jointly with Mr. Bursic's wife, 9,738 shares held solely by Mr. Bursic's wife, 200 shares held by Mr. Bursic's children, 10,029 shares held by the Savings Bank's Profit Sharing Plan, 10,472 shares held by a Recognition and Retention Plan and Trust, 4,338 shares held for the account of Mr. Bursic in the ESOP, and 20,720 shares which may be acquired upon the exercise of stock option exercisable within 60 days of the Voting Record Date.

(8) Includes 790 shares held by the Recognition and Retention Plan and Trust for Directors. Also includes 10,800 shares which may be acquired upon the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(9) Includes 45,500 shares held jointly with Mr. Hook's wife, 800 shares held by the Company's deferred compensation plan, 790 shares held by the Recognition and Retention Plan and Trust for Directors and 400 shares which may be acquired upon exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(10) Includes 48,300 shares held jointly with Mr. Ritchie's wife, 790 shares held in a Recognition and Retention Plan for Directors and 6,600 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(11) Includes 2,400 shares held jointly with Mr. Seifarth's wife, 5,638 shares held by the Company's deferred compensation plan, 788 shares held in a Recognition and Retention Plan and 400 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(12) Includes 34,027 shares held by the Savings Bank's Profit Sharing Plan, 10,472 shares held by a Recognition and Retention Plan and Trust, 5,761 shares held for the account of Mrs. VonDerau in the ESOP, 100 shares held in an estate trust for which Mrs. VonDerau is a trustee, and 3,120 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(13) Includes on behalf of directors and executive officers as a group, 46,657 shares held by the Savings Bank's Profit Sharing Plan, 36,942 shares held by the Recognition and Retention Plans and Trusts, 13,903 shares held in the ESOP, 41,598 shares held in the Company's deferred compensation plan and 63,160 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(14) Includes 48,215 shares held by the Savings Bank's Profit Sharing Plan and 7,330 shares held for the account of Mr. Sinewe in the ESOP. Also includes 1,908 shares held solely by Mr. Sinewe's wife and 363 shares held by the Savings Bank's Profit Sharing Plan and 2,244 shares held in the ESOP for Mr. Sinewe's wife.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth a summary of certain information concerning the compensation paid by the Company and the Savings Bank for services rendered in all capacities during the three years ended June 30, 1998 to the Chief Executive Officer and the other executive officers of the Company and its subsidiaries whose total compensation during the last fiscal year exceeded $100,000.

                                                     Summary Compensation Table


                                               Annual Compensation                      Long Term Compensation
                                     ----------------------------------------    -------------------------------------
                                                                                           Awards              Payouts
                                                                                 -------------------------------------    All Other
        Name and           Fiscal                               Other Annual      Stock                          LTIP   Compensation
   Principal Position       Year      Salary(1)      Bonus    Compensation(2)    Grants(3)       Options       Payouts       (4)
   ------------------       ----      ---------      -----    ---------------    ---------       -------       -------       ---
David J. Bursic(5)          1998     $  87,600      $10,950          --          $ 204,531        15,600           --      $ 43,208
President and Chief         1997        80,400       13,050          --              --             --             --        18,764
 Executive Officer          1996        75,600        9,450          --              --             --             --        12,856

Margaret VonDerau           1998     $ 106,800      $13,350          --          $ 204,531        15,600           --      $ 55,819
Senior Vice President,      1997       106,800       12,900          --              --             --             --        23,759
 Treasurer and Secretary    1996       103,536       12,492          --              --             --             --        17,381

Robert C. Sinewe(5)         1998      $140,400      $17,550          --          $ 204,531        15,600           --      $624,746
Former  President and       1997       135,600       16,950          --              --             --             --        30,203
 Chief Executive Officer    1996       130,836       16,354          --              --             --             --        22,012

----------
(1)      Includes compensation for service as a director.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of automobiles leased by the Company. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Reflects the grant to each of Messrs. Bursic and Sinewe and Mrs. VonDerau of 13,090 shares of restricted Common Stock pursuant to the Company's Recognition and Retention Plans, which had the indicated value on the date of grant. The grants vested 20% immediately and 20% per year thereafter over four years. Dividends paid on the Common Stock are paid to the holder of the restricted stock under the plans. At June 30, 1998, each of Messrs. Bursic and Sinewe and Mrs. VonDerau held 10,472 shares of restricted Common Stock, which had a fair market value of $167,552 on such date. The restricted Common Stock held by Mr. Sinewe held in the Recognition Plan was canceled upon his termination of employment in July 1998.

(4) In fiscal 1998, represents the Savings Bank's contribution on behalf of Messrs. Bursic, Sinewe and Mrs. VonDerau to the Profit Sharing Plan in the amount of $9,047, $12,265 and $11,688, respectively, and the allocation of shares of Common Stock pursuant to the Company's ESOP with a fair market value of $34,160, $56,281 and $44,131, respectively. In addition, includes severance payments of $556,200 payable to Mr. Sinewe pursuant to a severance agreement entered into in June 1998. See "-Severance Agreement."

(5) Mr. Bursic replaced Mr. Sinewe as President and Chief Executive Officer on June 19, 1998. Prior thereto, Mr. Bursic served as Senior Vice President, Treasurer and Chief Financial Officer of the Company and the Savings Bank.

Stock Options

         The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the year ended June 30, 1998.

                                        Option Grants in Last Fiscal Year

                                     Individual Grants
                            Options    % of Total Options Granted  Exercise     Expiration            Grant Date
          Name             Granted(1)       to Employees(2)        Price(3)        Date            Present Value(4)
          ----             ----------       ---------------        --------        ----            ----------------
David J. Bursic              15,600               17.1%            $ 15.625      11/29/07               $44,148

Margaret VonDerau            15,600               17.1               15.625      11/29/07                44,148

Robert C. Sinewe(5)          15,600               17.1               15.625      11/29/07                44,148

(1) In all cases the options vested 20% immediately on the date of grant and 20% per year thereafter over four years.
(2)      Percentage of options granted to all employees during fiscal 1998.
(3) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.
(4) Based on the Black-Scholes model adopted for use in estimating the value of executive stock options. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. In determining the Black-Scholes estimate of value the following underlying assumptions were used: (i) historical stock price volatility of 15.3%, calculated as the standard deviation of the month-end closing price of the Common Stock over the twelve month period prior to the grant of the option; (ii) an expected dividend yield of 3.84%, calculated by dividing the Company's annualized dividend rate of $0.60 per share at the time of grant by the Common Stock's fair market value of $15.625; (iii) the risk-free rate of return represents the 10-year constant maturity treasury yield on November 20, 1997, as reported by the Federal Reserve Statistical Release H.15; and (iv) option term of 10 years, represents the period from the date of grant of each option to the expiration of the term of the option.
(5) The options granted to Mr. Sinewe were cancelled after his termination of employment in June 1998.

         The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended June 30, 1998 and options held at June 30, 1998.

                                           Aggregate Option Exercises in Last Fiscal Year
                                                     and Year End Option Values

                                                             Number of Unexercised Options at       Value of Unexercised Options at
                                    Shares                                 Year End                           Year End(1)
                                 Acquired on       Value    ------------------------------------     ------------------------------
    Name                           Exercise       Realized        Exercisable      Unexercisable     Exercisable      Unexercisable
    ----                           --------       --------        -----------      -------------     -----------      -------------
David J. Bursic                      17,000      $202,538            20,720            12,480        $ 194,770            $ 4,680

Margaret VonDerau                    40,200       509,050             3,120            12,480            1,170              4,680

Robert C. Sinewe (2)                  4,200        53,200            49,120            12,480          507,170              4,680

(1) Based on a per share market price of approximately $16.00 at June 30, 1998.

(2) Mr. Sinewe exercised 46,000 exercisable stock options on July 13, 1998 and realized a value of $471,500. All remaining stock options held by Mr. Sinewe were canceled after his termination of employment in June 1998.

Director Compensation

         During fiscal 1998 directors of the Savings Bank who are not executive officers ("outside directors") received a monthly fee of $1,000 ($1,300 for the Chairman of the Board and $1,200 for the Vice Chairman of the Board). Effective July 1, 1998, outside directors will receive a monthly fee of $1,200 ($1,700 for the Chairman of the Board and $1,400 for the Vice Chairman of the Board). Non-officer directors who are members of the Board's Loan Committee receive a monthly fee of $100.

         Directors'  Stock  Option  Plan.  The  Company  has  adopted  the  1993
Directors' Stock Option Plan (the "Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors of the Company. Pursuant to the Directors' Plan, each director of the Company who is not an employee of the Company or any subsidiary was granted a compensatory stock option to purchase 10,000 shares of Common Stock at the actual purchase price of a share of Common Stock in the Company's initial public stock offering in November 1993. In addition, a compensatory stock option to purchase 400 shares of Common Stock is granted to each non-employee director on each anniversary of the date of the Company's initial public offering with an exercise price equal to the fair market value of a share of Common Stock on such date for as long as shares are available under the plan. Further, each new non-employee director of the Company or the Bank will receive a compensatory stock option to purchase 1,000 shares of Common Stock upon election to the Board of Directors with an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Options granted pursuant to the Directors' Plan are vested and exercisable six months from the date of grant. A total of 86,814 shares of Common Stock are reserved for issuance and are available under the Directors' Plan.

         Directors' Deferred Compensation Plan. The Company and the Savings Bank maintain a deferred compensation program for its directors whereby directors can elect to defer all or a portion of their directors' fees. Deferred fees are to be paid to participants in installments commencing in the year following the year in which a person ceases to be a member of the Board of Directors.

         The deferred compensation program provides that amounts deferred thereunder may be paid in shares of Common Stock based on the then-existing value of the amount of Common Stock, including fractional shares, which could have been purchased with the percentage of a director's deferred account that the director elected to have valued as though it were invested in Common Stock. In addition, the program also permits directors of the Company and the Savings Bank, who are also employees of the Company or the Savings Bank, to defer receipt of a portion of their other compensation, including salary and bonuses. The Company and the Savings Bank contributed to a trust an amount of cash which corresponds to the amount of fees and other compensation deferred at the direction of directors for the purpose of investment in shares of Common Stock. The trust uses such funding to acquire shares of Common Stock on the open market. The shares of Common Stock held in the trust are voted by an independent trustee prior to distribution to participating directors in accordance with the terms of the deferred compensation plan.

Compensation Committee

         The Compensation and Benefits Plan Committee of the Board of Directors determines compensation for executive officers. During the fiscal year ended June 30, 1998, the members of the Committee were Messrs. Hoegel (Chairman), Aeberli and Hook. No member of the Committee is a current or former officer or employee of the Company or any of its subsidiaries. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers for the fiscal year ended June 30, 1998 is set forth below.

Report of the Compensation Committee

General

         In determining senior management  compensation  levels,  including base salaries and performance bonuses, the Compensation Committee reviewed the performance of each senior officer against various objectives and financial performance targets such as: income, expenses, asset quality, operating margins, return on assets and return on equity. The level of any salary increase is based upon an executive job performance over the year in conjunction with Company goals of profitability and growth. Economic conditions and peer group compensation surveys provide additional information to support the compensation planning process.

         Base salary levels are intended to be consistent with comparable financial institutions in the Company's peer group, subject to the Company's financial performance. Discretionary annual performance bonuses have been paid based upon the Company's financial performance in prior years and the executive's abilities and contributions to the Company's financial success.

         In November 1997, substantially all of the Company's employees were awarded shares of restricted Company Common Stock and incentive stock options. All Company awards were based upon the fair market value of the Company's Common Stock on the date of the award ($15.625 per share). The purpose of the restricted stock and incentive stock option awards is to provide the Company's employees with a proprietary interest in the Company that will align the interests of employees with those of stockholders.

Compensation of the Chief Executive Officer

         The Compensation Committee, after taking into consideration the factors discussed above, paid Mr. Bursic a performance bonus of $10,950 for his contributions to fiscal 1998 profitability. In connection with his promotion to President and Chief Executive Officer of the Company and the Savings Bank, the Compensation Committee established a base salary of $120,000 per year effective July 1, 1998.




                                                     William J. Hoegel, Chairman
                                                     David L. Aeberli
                                                     Donald E. Hook

Performance Graph

         The following graph compares the yearly cumulative total return on the Common Stock over a measurement period since the Company's initial issuance of Common Stock in November 1993 with (i) the Center for Research in Security
Prices ("CRSP") Total Return Index for the Nasdaq Stock Market (for United States companies) and (ii) the Nasdaq Stock Market Bank Stocks Total Return Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.


                     [GRAPH PLOTTED TO POINTS LISTED BELOW]


STOCK PERFORMANCE GRAPH DATA      11/30/93     6/30/94     6/30/95     6/30/96     6/30/97     6/30/98
----------------------------      --------     -------     -------     -------     -------     -------
      WVS FINANCIAL CORP.           100.00      155.44      170.78      235.28      326.32      430.74
      NASDAQ BANK STOCKS            100.00      109.99      124.23      161.69      252.77      350.82
      CRSP TOTAL NASDAQ (US)        100.00       93.86      125.29      160.86      195.59      258.09


Employment Agreements

         The Company and the Savings Bank (collectively the "Employers") maintain employment agreements with Mr. David J. Bursic and Mrs. Margaret VonDerau. The Employers have agreed to employ Mr. Bursic in his current position as President and Chief Executive Officer of the
Employers for a term of three
years with a current salary of $120,000, and Mrs. VonDerau as Senior Vice President and Corporate Secretary for a term of three years with a current salary of $106,800. Such salaries may be increased at the discretion of the Board of Directors from time to time, but may not be decreased during the term of the employment agreements without the prior written consent of the executives. The terms of the employment agreements shall be extended each year for successive additional one-year periods unless the Employers or the executives elect, not less than 30 days prior to the annual anniversary date, not to extend the employment terms.

         The employment agreements are terminable with or without cause by the Employers. The executives shall have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the executives terminate their employment because of failure of the Employers to comply with any material provision of the employment agreements or (ii) the employment agreements are terminated by the Employers other than for cause, disability, retirement or death or by the officers as a result of certain adverse actions which are taken with respect to their employment following a Change of Control of the Company, as defined, Mr. Bursic and Mrs. VonDerau will be entitled to a cash severance amount equal to three times their base salary, and a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreements or until the executives obtain full-time employment with another employer.

         Previously, the Employers maintained a similar employment agreement with Robert C. Sinewe as President and Chief Executive Officer.

         Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

Severance Agreement

         In connection with Robert C. Sinewe's termination as President and Chief Executive Officer of the Company and the Savings Bank, the parties entered into a severance agreement dated June 19, 1998, pursuant to which Mr. Sinewe resigned as an officer, employee and director of the Company and the Savings Bank and the Employers agreed to pay Mr. Sinewe an aggregate of $556,200, payable in a lump sum payment of $135,000 and $421,200, payable in 72 equal semi-monthly installments through June 30, 2001, in lieu of any rights or benefits due Mr. Sinewe pursuant to his employment agreement or otherwise as a result of his employment.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), requires the Company's officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended June 30, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

Transactions With Certain Related Persons

         Federal law requires that all loans or extensions of credit by the Savings Bank to executive officers and directors and members of their immediate family must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         The Savings Bank's policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. As of June 30, 1998, eight of the Savings Bank's directors and executive officers or members of their immediate families had aggregate loan balances in excess of $60,000, which amounted to approximately $1.6 million in the aggregate. All such loans were made by the Savings Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectability.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed S.R. Snodgrass, A.C., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 1999, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by S.R. Snodgrass, A.C. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. S.R. Snodgrass, A.C. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, A.C. as independent auditors for the fiscal year ending June 30, 1999.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 1999, must be received at the principal executive offices of the Company, 9001 Perry Highway, Pittsburgh, Pennsylvania 15237, Attention: Margaret VonDerau, Senior Vice President , Treasurer and Corporate Secretary, no later than May 28, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10D of the Company's Articles of Incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder and to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and (d) any financial interest of the stockholder in such proposal. Accordingly, stockholder proposals submitted under the Company's Articles of Incorporation in connection with the next annual meeting of stockholders must be received by the Company no later than August 28, 1999.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended June 30, 1998 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 1998 required to be filed with the Commission under the 1934 Act. Such written requests should be directed to David J. Bursic, President and Chief Executive Officer, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                [WVS letterhead]











                               September 24, 1998



TO:      Participants in the Profit Sharing Plan of West View Savings Bank

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the West View Savings Bank Profit Sharing Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the Trustee of the Plan, Mr. Robert W. Beilstein, Attorney at Law, c/o Goehring, Rutter & Boehm, 14th Floor, Frick Building, Pittsburgh, Pennsylvania, 15219, who will tabulate the votes. The Trustee will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will be voted by the Trustee in the same proportion as it votes pursuant to instructions it actually receives from participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                                              Sincerely,



                                                              David J. Bursic
                                                              President

                                [WVS letterhead]











                               September 24, 1998


TO: Persons Granted Restricted Stock Under the Recognition and Retention Plans of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Company's Recognition and Retention Plans and Trusts ("Recognition Plans") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plans by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plans. The Plan Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the Recognition Plans.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plans are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plans. You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.

                                                              Sincerely,



                                                              David J. Bursic
                                                              President

                                [WVS letterhead]











                               September 24, 1998



TO:     Participants in the Employee Stock Ownership Plan of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Company's Employee Stock Ownership Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the Trustee of the Plan, Mr. Robert W. Beilstein, Attorney at Law, c/o Goehring, Rutter & Boehm, 14th Floor, Frick Building, Pittsburgh, Pennsylvania, 15219, who will tabulate the votes. The Trustee will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                                              Sincerely,



                                                              David J. Bursic
                                                              President

                                 REVOCABLE PROXY
                               WVS Financial Corp.

        [ X ]  PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 27, 1998

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WVS FINANCIAL CORP. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 27, 1998 AND AT ANY ADJOURNMENT THEREOF.

  The undersigned, being a stockholder of the Company as of September 11, 1998, hereby authorizes the Board of Directors of the Company, or any successors thereto, as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 27, 1998 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below):

   Nominees for four-year term:
   David L. Aeberli, John M. Seifarth and Margaret VonDerau


                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 1999.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

  SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

  Please sign exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above



    Detach above card, sign, date and mail in postage paid envelope provided.

                               WVS FINANCIAL CORP.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY